Rodman & Renshaw
Annual Global Investment Conference

September 9, 2009

Forward-Looking Statements

This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements that contain projections, estimates or assumptions about our revenues, income and other financial items, our plans for the future, future economic performance, transactions and dispositions and financings related thereto. In many cases, forward-looking statements relate to future events or our future financial performance. In some cases, you can identify forward-looking statements by terminology, such as “anticipate,” “estimate,” “believe,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target,” and other similar terminology or the negative of such terminology. However, the absence of these words does not mean that the statements are not forward-looking.

In addition, these forward-looking statements include, but are not limited to, statements regarding implementing our business strategy; development, commercialization and marketing of our products; our intellectual property; our estimates of future revenue and profitability; our estimates or expectations of continued losses; our expectations regarding future expenses, including research and development, sales and marketing, manufacturing and general and administrative expenses; difficulty or inability to raise additional financing, if needed, on terms acceptable to us; our estimates regarding our capital requirements and our needs for additional financing; attracting and retaining customers and employees; sources of revenue and anticipated revenue; and competition in our market.

Forward-looking statements are only predictions. Although we believe that the expectations reflected in these forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. All of our forward-looking information is subject to risks and uncertainties that could cause actual results to differ materially from the results expected. Although it is not possible to identify all factors, these risks and uncertainties include the risk factors and the timing of any of those risk factors identified in “Item 1A. Risk Factors” section contained in our most recent Form 10-K, as well as the risk factors and those set forth from time to time in our filings with the Securities and Exchange Commission (“SEC”). These documents are available through our web site, http://www.sulphco.com, or through the SEC’s Electronic Data Gathering and Analysis Retrieval System (“EDGAR”) at http://www.sec.gov.

Each forward-looking statement speaks only as of the date of the particular statement and we undertake no obligation to update or otherwise revise any forward-looking statement, whether as a result of new information, future events or otherwise.

References in this presentation to “we,” us,” “our,” “our company,” and “SulphCo” refer to SulphCo, Inc., a Nevada corporation.

Company Overview

- **SulphCo, Inc.** (NYSE-Amex: SUF) is developing and commercializing its patented and proprietary oxidative desulfurization Sonocracking™ technology
- **SulphCo**'s Sonocracking™ technology is designed to improve the quality of crude oil products (e.g., diesel fuel) and crude oil in a cost effective manner by oxidizing sulfur compounds and removing the sulfur from the desired stream

And this is important because:

- Increasingly stringent environmental regulations demand the reduction of sulfur content in many fuels such as gasoline, diesel fuel, and bunker fuel
- Traditional sulfur removal techniques such as hydrodesulfurization (HDS) are capital intensive, require high temperature and pressure operation, and consume large volumes of hydrogen to meet product requirements
- Refiners may derive benefits from the Sonocracking™ process such as: lower hydrogen consumption, lower hydrotreating costs, and lower carbon footprint

SulphCo's Sonocracking™ process provides a lower cost alternative for removing sulfur from fuels and crude oil

Desulfurization – The Regulatory Picture

- Established to prevent SO_x emissions due to fuel combustion (EPA)
- U.S. gasoline: 30 ppm sulfur
- U.S. On-road diesel: 15 ppm sulfur
- U.S. Non-road diesel:

Non-Road Diesel Fuel Standards.

Who	Covered Fuel	2006	2007	2008	2009	2010	2011	2012	2013	2014
Large Refiners & Importers	Non-road	500+ ppm	500 ppm	500 ppm	500 ppm	15 ppm	15 ppm	15 ppm	15 ppm	15 ppm
Large Refiners & Importers	Locomotive & Marine	500+ ppm	500 ppm	500 ppm	500 ppm	500 ppm	500 ppm	15 ppm	15 ppm	15 ppm
Small Refiners & other exceptions	Non-road, Locomotive & Marine	500+ ppm	500+ ppm	500+ ppm	500+ ppm	500 ppm	500 ppm	500 ppm	500 ppm	15 ppm

http://www.clean-diesel.org/

- Europe diesel: 10 ppm
- Pipeline sulfur specifications are tightening
- What's next? Heating oil…

SulphCo's Technology

SulphCo's Approach to Oxidative Desulfurization

Chemistry

- Oxidant: H_2O_2 etc.
- Oxygen transfer catalyst



S
+ 2 H2O2
Ultrasound
Catalyst
O S O
+ 2 H2O

Ultrasound

- Frequency: 18 kHz
- Amplitude: 40-120 µm



Separation

- Gravity separation
- Adsorption
- Extraction

Sonocracking™ Process: Focus on Diesel Fuel



SulphCo
POTENTIAL PROCESS LOCATION
LIGHTS TO GAS PLANT
Products
LPG
NAPHTHA
TO NAPHTHA HDS
Chemicals, Gasoline
KEROSENE
TO KEROSENE HDS
Jet Fuel, Paraffin
CRUDE UNIT
DIESEL OPTION 1
Diesel HDS
TO SULFONE ADSORPTION
Focus area
Diesel Fuels
Desalter
DIESEL OPTION 2
Diesel HDS
DIESEL PRODUCT
GASOIL
TO GASOIL HDS + FCC
Gasoline, Diesel Blending
Crude Oil to Refinery
VACUUM GASOIL
VACUUM DISTILLATION

- Option 1: LSD (<500 ppm) to ULSD (<10 ppm)
- Option 2: SulphCo process followed by HDS

Hydrogen Usage Profile for Conventional Hydrotreating (Intertek PARC Example)


% Hydrogen Consumption vs. % Sulfur Reduction
(Untreated Diesel)
% Hydrogen Consumption
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
93%
94%
95%
96%
97%
98%
99%
100%
% Sulfur Reduction

- Removal of the final 1% of sulfur requires up to 50% of total hydrogen (for diesel tested)
- Trend consistent with hydrotreating of other diesel fuels
- **Focus on diesel "finishing"; Best cost/benefit value (H_2 usage, catalyst life, etc.)**

Example - Diesel "Finishing" Example



Feed Diesel
Treated
Adsorbed
Intensity
Boiling Point

- Only "hard to hydrotreat" sulfur compounds present
- Significant conversion to oxidized species with Sonocracking™
- Sulfoxides and sulfones easily removed by adsorption

Commercial Strategy and Progress

Commercial Strategy and Focus

- Current state of technology addresses multi-million bbl/day global diesel fuel market; Remain active in all market segments
- Prioritizing applications in terms of technology fit, ease of implementation and cost/benefit value → Diesel fuel "finishing"
- Establishing 2-3 strategic, committed, large refining customers and focusing on specific applications and execution
- Developing relationships with technology "champions" within strategic customers
- Tactical focus on projects in the diesel fuel "transmix" market segment

Refinery Diesel “Finishing” Applications

- Typical opportunity volumes ~20% of total refining capacity
- Diesel typically contains <100ppm S after low pressure hydrotreating
- High pressure hydrotreating required to meet stringent S specifications
- Removing last 1% (<100ppm) S consumes up to 50% of total H_2, requires high intensity processing and high catalyst usage
- High pressure hydrotreating capital cost is ~1.5 - 2x low pressure hydrotreating
- SulphCo process addresses “difficult to hydrotreat” sulfur compounds

SulphCo process provides opportunity for significantly reducing both capital and operating costs to meet sulfur regulations

Transmix Diesel "Finishing" Applications

- Collect "transmix" fuels, usually diesel/kero/gasoline blends
- Typical volume opportunities → 1,000 – 5,000 bpd
- Lack scale to invest in conventional sulfur removal technologies
- Sulfur levels range in 50 – 300ppm
- Current exemptions from ULSD begin to expire in 2010
- SulphCo's process provides economically attractive option

Good technology fit, smaller volume opportunities; Potentially faster process to revenue

SulphCo Process: Potential Benefits

Commercial:

- Upgrade off-road diesel & heating oil → Higher value diesel
- Reduce downgrading of high sulfur diesel to resid → Better refining economics
- Increase flexibility of crude slate → Ability to optimize crude oil cost

Hydrodesulfurization (HDS) Operations:

- **Lower hydrogen consumption → up to 50% reduced hydrogen usage possible**
- **Milder HDS operating conditions**
  - Increase HDS catalyst life → Fewer turnarounds and downtime
  - Debottleneck existing HDS units → Increased throughput/Lower unit cost
  - Lower-cost alternative to high pressure HDS → Increase life of refineries limited by HDS or CAPEX constraints

Carbon Footprint:

- **Less hydrogen required → Lower CO_2 production**

Technical Data Confirms Sonocracking™ Benefits; Actual Value is Application Specific

Strategic Program Focus and Status



Initial Decision
Fundamental Technology Acceptance
Customer Commitment
Full Technology Validation
Commercialization
Introductory Phase
Laboratory Phase
Stream Specific Evaluation
Commercial Evaluation
OMV
OMV
OMV
International Oil Company
International Oil Company
International Oil Company
Transmix Company
Transmix Company
Transmix Company
International Oil Company
International Oil Company
Independent Oil Company
Independent Oil Company
International or Independent Oil Company

Anticipate 1-2 of these three opportunities to move into Stream Specific Evaluation Phase in Q3/Q4 2009

Over 15 additional potential customers in the Introductory and Laboratory Phases.

= Mar. 2009 Status

= July 2009 Status

= Projected Q3/Q4 Status

Business Model

- SulphCo leases equipment to the customer for nominal fee
- SulphCo provides a desulfurization service and collects a processing fee, net of any operating expenses, for each barrel that the customer processes using SulphCo's technology
- Customer responsible for probe replacement and other routine maintenance costs
- Pursuing direct-to-customer opportunities as well as strategic partnerships with third party distributors

Business Model Illustration

Net Processing Fee	$0.50/Bbl	$1.00/Bbl	$1.50/Bbl
Annual Net Revenue* ($Million)	**$5.25 M**	**$10.50 M**	**$15.75 M**

*Based on 30,000 barrel per day Installation – operating 350 days per year

Transitioning from a development company to a commercial operating company



- SulphCo's skid mounted 15,000 barrel per day Sonocracking™ unit
- 210,000 barrels per day of capacity in inventory

Summary

- SulphCo's patented Sonocracking™ technology provides a lower cost alternative for modification and removal of sulfur compounds from fuels and crude oil
- Several operating benefits for refiners including lower hydrogen usage, milder hydrotreating operations, and lower carbon footprint
- SulphCo focusing on diesel finishing application in refining and transmix market segments
- Several promising programs well advanced along commercialization path
- Capacity available to serve immediate market and growth needs

Thank You

Contact Information

SulphCo, Inc.

Mr. Larry D. Ryan

Chief Executive Officer

4333 W. Sam Houston Pkwy N., Suite 190

Houston, Texas 77043

Tel: (713) 896-9100

Fax: (713) 896-8803

Website: www.sulphco.com

requestinfo@sulphco.com